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                                                                  EXHIBIT 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-1 (No. 333-24717), Form S-3 (Nos. 333-60931 and 333-34581), Form S-4 (No. 333-46343) and Form S-8
(No. 333-40815) of Cornerstone Propane Partners, L.P., of our report dated August 8, 1997 relating to the consolidated financial statements of CGI Holdings, Inc. appearing on this Form 10-K/A.

                                                    PRICEWATERHOUSECOOPERS LLP

San Francisco, California
October 8, 1998